SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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                             HILITE INDUSTRIES, INC.
                             -----------------------
                (Name of Registrant as Specified in Its Charter)


    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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                             HILITE INDUSTRIES, INC.
                                1671 S. BROADWAY
                             CARROLLTON, TEXAS 75006





                                                              November 3, 1997



Dear Stockholder:

           The Notice of Annual Meeting of Stockholders dated October 10, 1997 correctly scheduled the Annual Meeting of Stockholders for November 12, 1997. That date appears twice on the Notice page, twice on page 1 of the proxy statement and also appears on the proxy card.

           Inadvertently, the first paragraph of the Notice provision refers to November 12, 1997 as a "Thursday". November 12, 1997 is a Wednesday.

           We apologize for any inconvenience this may have caused you and look forward to seeing you at the Annual Meeting on November 12, 1997.

                                                    Very truly yours,


                                                    Hilite Industries, Inc.